UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2011 (March 23, 2011)

STEWART & STEVENSON LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33836	20-3974034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana St., Suite 5900, Houston, TX	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 751-2700

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a—12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d—2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-99.1
EX-99.2

This Amendment No. 1 amends the Current Report on Form 8-K that Stewart & Stevenson LLC (“Stewart & Stevenson” or “the Company”) filed with the Securities and Exchange Commission (“SEC”) on March 29, 2011, concerning the completion of its acquisition of EMDSI-Hunt Power, L.L.C. (“EMDSI”), to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and to include exhibits under Item 9.01(d) of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)   Financial Statements of Businesses Acquired.

The audited financial statements of EMDSI as of December 31, 2010 and 2009 are attached as Exhibit 99.1 to this Current Report on Form 8-K/A and are filed herewith.

(b)   Pro Forma Financial Information.

Unaudited pro forma combined financial statements and explanatory notes relating to Stewart & Stevenson’s acquisition of EMDSI on March 23, 2011 for the fiscal year ended January 31, 2011 and the fiscal three months ended April 30, 2011 are attached to this Current Report on Form 8-K/A as Exhibit 99.2 and are filed herewith.

(d) Exhibits.

99.1 — Audited financial statements of EMDSI as of December 31, 2010 and 2009 and for each of the two years in the period ended December 31, 2010

99.2 — Unaudited pro forma condensed combined financial statements and explanatory notes as of and for the fiscal year ended January 31, 2011 and the fiscal three months ended April 30, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEWART & STEVENSON LLC

	By:	/s/ John B. Simmons
John B. Simmons
Chief Financial Officer

June 1, 2011

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Audited financial statements of EMDSI-Hunt Power, L.L.C. as of December 31, 2010 and 2009 and for each of the two years in the period ended December 31, 2010
Exhibit 99.2	Unaudited pro forma condensed combined financial statements and explanatory notes as of and for the fiscal year ended January 31, 2011 and the fiscal three months ended April 30, 2011